EUROPACIFIC  GROWTH  FUND

                                   Part B
                     Statement of Additional Information
                                JUNE 1, 1996
                        (AS AMENDED OCTOBER 11, 1996)

     This document is not a prospectus but should be read in conjunction with the current Prospectus of EuroPacific Growth Fund (the "fund" or "EUPAC") dated June 1, 1996. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            EuroPacific Growth Fund
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

     The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Investment Policies                                               2

Certain Risk Factors Relating to Below Investment Grade Bonds     3

Investment Restrictions                                           4

Fund Trustees and Officers                                        6

Management  .                                                     11

Dividends, Distributions and Federal Taxes.                       13

Purchase of Shares                                                15

Shareholder Account Services and Privileges                       18

Redemption of Shares                                              18

Execution of Portfolio Transactions                               19

General Information                                               19

Investment Results                                                21

Description of Bond Ratings                                       25

Financial Statements                                              Attached


                              INVESTMENT POLICIES

INVESTING OUTSIDE THE U.S. - The fund's investment objective is to achieve long-term growth of capital by investing in securities of issuers domiciled outside the U.S. The fund's assets are invested in securities of issuers domiciled outside the United States. (In determining the domicile of an issuer, Capital Research and Management Company has the discretion to give prevailing weight to one or more factors which may include where the issuer is legally organized, where it maintains its principal corporate offices and where it conducts its principal operations.)

There are risks inherent in investing outside the U.S. (As described in the fund's Prospectus), many of which are more pronounced for investments in developing countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country may, for example, be in the initial stages of its industrialization cycle and/or have a lower per capita gross national product and/or have a low or middle income economy. In addition, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these developing countries than in developed countries. Furthermore, markets of developing countries may be more volatile and have lower trading volume (potentially affecting the liquidity of securities) and may be subject to legal and/or securities more difficult and costly) or less restrictive (making it difficult to detect and prevent fraud) than those of developed countries.

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes (corporate obligations that mature, or may be redeemed, in one year or less).

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of
securities it has contracted to purchase.    A forward currency contract is an
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds
securities denominated in that foreign currency.   To avoid having an amount
greater than its net assets subject to market risk in connection with currency contract transactions, the fund will segregate cash, cash equivalents, or high quality debt instruments to the extent required by the Securities and Exchange Commission.

144A SECURITIES - Normally, securities acquired in U.S. private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid (unless procedures for determining liquidity are adopted by the fund's Board of Trustees), and the fund may incur certain additional costs in disposing of such securities.

     The fund will not invest more than 5% of the value of its total assets in securities which are subject to contractual restrictions on resale. Non-U.S. securities that can be freely traded in a foreign securities market and for which the facts and circumstances support a finding of liquidity are not included for the purposes of this limitation.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

     Certain risk factors relating to investing in below investment grade securities, bonds rated Ba and BB or below or unrated but determined to be of equivalent quality (high-yield, high-risk bonds) are discussed below.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     If, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

                            INVESTMENT RESTRICTIONS

     The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of the total assets, the fund may exceed the 5% limitation with regards to investments in the securities of any one foreign government);

2.   Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;
4. Invest more than 5% of its total assets in the securities of other investment companies; such investments shall be limited to 3% of the voting stock of any investment company provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into foreign currency contracts shall not be prohibited by this restriction;

7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or more than 5% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale (except repurchase agreements) or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933. The fund may buy and sell securities outside the U.S. which are not registered with the Securities and Exchange Commission or marketable in the U.S. without regard to this restriction. The fund may not enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days. (See "Repurchase Agreements" above);

8. Lend any of its assets; provided, however that entering into repurchase agreements, investment in government obligations, publicly traded bonds, debentures, other debt securities or in cash equivalents such as short term commercial paper, certificates of deposit, or bankers acceptances, shall not be prohibited by this restriction;

9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

10.  Purchase securities on margin;

11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

12.  Mortgage, pledge or hypothecate its total assets to any extent;

13. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

15.  Invest in puts, calls, straddles or spreads, or combinations thereof; or

16. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

     As to 75% of the fund's total assets, investments in any one issuer will be limited to no more than 10% of the voting securities of such issuer. This is a non-fundamental policy which may be modified by the Board of Trustees without shareholder approval.

     Pursuant to Ohio Administrative Code the fund will not invest in securities of registered investment companies that are subject to the Investment Ccompany Act of 1940.

                           FUND TRUSTEES AND OFFICERS
                       TRUSTEES AND TRUSTEE COMPENSATION
         (with their principal occupations during the past five years)

NAME, ADDRESS AND        POSITION         PRINCIPAL                 AGGREGATE             TOTAL                TOTAL
AGE                      WITH             OCCUPATION(S)             COMPENSATION          COMPENSATION         NUMBER
                         REGISTRANT       DURING PAST               (INCLUDING            FROM                 OF FUND
                                          5 YEARS (POSITIONS        VOLUNTARILY           ALL FUNDS            BOARDS
                                          WITHIN THE                DEFERRED              MANAGED BY           ON WHICH
                                          ORGANIZATIONS             COMPENSATION/1/)      CAPITAL              TRUSTEE
                                          LISTED MAY HAVE           FROM FUND             RESEARCH AND         SERVES
                                          CHANGED DURING            DURING FISCAL         MANAGEMENT
                                          THIS PERIOD)              YEAR ENDED            COMPANY/2/
                                                                    3/31/96

Elisabeth Allison        Trustee          Publishing                $19,100               $39,100              2
1770                                      Consultant,
Massachusetts                             Harvard Medical
Avenue                                    School;
Cambridge, MA                             Administrative
02140                                     Director, ANZI,
Age:  49                                  Ltd. (financial
                                          publishing and
                                          consulting);
                                          former Senior Vice
                                          President,
                                          Planning and
                                          Development,
                                          McGraw Hill, Inc.

+David I. Fisher         Trustee          Chairman of the           None/4/               None/4/              2
333 South Hope                            Board,
Street                                    The Capital Group
Los Angeles, CA                           Companies, Inc.
90072
Age:  56

Robert A. Fox            Trustee          President and             $18,300/3/            $79,550              5
P.O Box 457                               Chief Executive
Livingston, CA                            Officer,
95334                                     Foster Farms,
Age:  59                                  Inc.; former
                                          President,
                                          Revlon
                                          International;
                                          former
                                          Chairman and Chief
                                          Executive
                                          Officer, Clarke
                                          Hooper America
                                          (advertising)

Alan Greenway            Trustee          President,                $19,100               $64,100              4
7413 Fairway Road                         Greenway
La Jolla, CA                              Associates, Inc.
92037                                     (management
Age:  68                                  consulting
                                          services)

+William R.              Trustee          Senior Vice               None/4/               None/4/              3
Grimsley                                  President and
P.O. Box 7650                             Director,
San Francisco, CA                         Capital Research
94111                                     and Management
Age:  58                                  Company

Koichi Itoh              Trustee          Managing Partner,         $18,700               $39,500              2
7-14-11-104                               VENCA Management
Minami Aoyama                             (venture capital)
Minato-ku, Tokyo,
Japan
Age:  55

++William H.             Trustee          President,                $18,300/3/            $67,800              4
Kling                                     Minnesota Public
45 East Seventh                           Radio;
Street                                    President,
St. Paul, MN                              Greenspring Co.;
55101                                     former
Age:  54                                  President,
                                          American Public
                                          Radio
                                          (now Public Radio
                                          International)

John G. McDonald         Trustee          The IBJ Professor         $17,900/3/            $134,350             7
Graduate School                           of Finance,
of Business                               Graduate School of
Stanford                                  Business,
University                                Stanford
Stanford, CA                              University
94305
Age:  59

++William I.             Trustee          Chairman of the           $18,700               $39,500              2
Miller                                    Board,
500 Washington                             Irwin Financial
Street                                    Corporation
Box 929
Columbus, IN
47202
Age:  40

Kirk P. Pendleton        Trustee          President,                None*                 $24,600              5
Cairnwood, Inc.                           Cairnwood, Inc.
75 James Way
Southhampton, PA
18966
Age: 56

Donald E.                Trustee          Former Chairman of        $16,900/3/            $62,300              4
Petersen                                  the Board and
222 East Brown,                           Chief Executive
Suite 460                                 Officer, Ford
Birmingham, MI                            Motor
48009                                     Company
Age:  69

+Walter P. Stern         Chairman         Chairman, Capital         None/4/               None/4/              8
630 Fifth Avenue         of               Group
New York, NY             the Board        International,
10111                                     Inc.; Vice
Age:  67                                  Chairman, Capital
                                          Research
                                          International;
                                          Director, The
                                          Capital
                                          Group Companies,
                                          Inc.; Chairman,
                                          Capital
                                          International,
                                          Inc.; Director,
                                          Temple-Inland Inc.
                                          (forest products)

+Thierry                 President        Chairman of the           None/4/               None/4/              2
Vandeventer                               Board, Capital
3 Place des                               Research Company
Bergues
1201 Geneva,
Switzerland
Age:  60


* Mr. Pendleton was elected to the Board of Trustees on September 24, 1996. He received no compensation from the fund in fiscal year 1996.

+ Trustees who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in the American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations. These amounts reflect the aggregate compensation paid during the most recent fiscal year of the funds involved.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows: Robert A. Fox ($61,793), William H. Kling ($42,083), John G. McDonald ($36,304), Donald E. Petersen ($14,181). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

/4/ David I. Fisher, William R. Grimsley, Walter P. Stern and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                   OFFICERS
         (with their principal occupations during the past five years)#

 WALTER P. STERN, Chairman of the Board (see above).

 THIERRY VANDEVENTER, President (see above).

 STEPHEN E. BEPLER, Executive Vice President.  630 Fifth Avenue, New York,  NY,
10111.   Senior Vice President and Director, Capital Research
 Company.

 MARK E. DENNING, Executive Vice President.  25 Bedford Street, London,
England.    Senior Vice President, Capital Research Company.

* ROBERT W. LOVELACE, Vice President.
  Executive Vice President and Research Director, Capital Research Company.

 JANET A.  MCKINLEY, Vice President.  630 Fifth Avenue, New York, NY, 10111.
  Senior Vice President, Capital Research Company.

** STEVEN N. KEARSLEY, Treasurer.
  Vice President and Treasurer, Capital Research and Management Company.

*** VINCENT P. CORTI, Secretary.
 Vice President - Fund Business Management Group,   Capital Research and
Management Company.

** R. MARCIA GOULD, Assistant Treasurer.   Vice President - Fund Business
 Management Group, Capital Research and Management   Company.

** MARY C. HALL, Assistant Treasurer.
 Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

_________________________

# Positions within the organizations listed may have changed during this period.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA  90025.

** Address is 135 South State College Boulevard, Brea, CA  92621.

*** Address is 333 South Hope Street, Los Angeles, CA  90071.

     All of the Trustees and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The compensation paid by the fund to unaffiliated Trustees is $15,000 per annum, plus $1,000 for each Board of Trustees meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.
As of May 1, 1996 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.
INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, unless sooner terminated, will continue until March 31, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons who perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

     The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (described below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Trustees not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

     The Investment Adviser will reimburse the fund to the extent that the fund's annual operating expenses, exclusive of taxes, interest, brokerage costs, distribution expenses and extraordinary expenses such as litigation and acquisitions, exceed the expense limitations applicable to the fund imposed by state securities laws or any regulations thereunder. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The fund might be eligible to exclude certain additional expenses, such as expenses of maintaining foreign custody of certain portfolio securities by obtaining a waiver of such limit from California.

     During the fiscal years ended March 31, 1996, 1995 and 1994, the Investment Adviser's total fees amounted to $51,034,000, $38,787,000 and $24,646,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended
March 31, 1996 amounted to      $11,178,000  after allowance of $59,403,000 to
dealers. During the fiscal years ended March 31, 1995 and 1994 the Principal Underwriter retained $10,521,000 and $11,218,000, respectively.

     As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Expenditures under the Plan are reviewed quarterly, and the Plan must be renewed annually by the Board of Trustees.

     Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceeding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended March 31, 1996, the fund paid $24,656,000 under the Plan. As of March 31, 1996, accrued and unpaid distribution expenses were $1,743,000.

     The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion of its investment company taxable income that it retains.

     To qualify as a regulated investment company, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" generally means the sum of (i) 98% of taxable net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts distributed by the fund during the calendar year and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability. Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund.

     The fund intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities ("capital gain distributions"). Such distributions, whether paid in cash or re-invested in shares, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or capital gain distribution record date.

     Dividends and capital gain distributions generally are taxable to shareholders at the time they are paid. However, such dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend and/or capital gain distributions no later than the end of January of the following year.

     If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

     The amount of any realized gain or loss on closing out a forward currency contracts such as a forward commitment for the purchase or sale of foreign currency will generally result in ordinary income or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year on forward currency contract transactions as discussed above). Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

     Under the Code, the fund's taxable income for each year will be computed without regard to any net foreign currency loss and net capital loss attributable to transactions after October 31, and any such net foreign currency loss and net capital loss will be treated as arising on the first day of the following taxable year.

     The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

     As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is generally entitled to establish and contribute to an IRA each year without regard to extension (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

     The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Portfolio securities, including ADR's and EDR's, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange determined by the officers of the fund to be the primary market. Equity securities traded in the over-the-counter market are valued at the last reported sale price prior to the time of valuation or, lacking any sales, at the last reported bid price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the Prospectus and account application) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5.
The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable sales charge breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms by their first purchase.

DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts up to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commission will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the Prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of your account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              REDEMPTION OF SHARES

     The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record, shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended March 31, 1996, 1995 and 1994, amounted to $17,493,000, $7,563,000 and $8,642,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., 3 Metrotech Center, Brooklyn , NY 11245, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is made annually by the Board of Trustees.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on March 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Trustees.

REMOVAL OF TRUSTEES BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Trustees, as though the fund were a common-law trust. Accordingly, the Trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

     The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this statement of additional information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- MARCH 31, 1996

Net asset value and redemption price per share
  (Net assets divided by shares outstanding)   $24.28
Maximum offering price per share
  (100/94.25 of net asset value per share, which takes
    into account the fund's current maximum sales charge   $25.76


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of at least 10% of the outstanding shares. At such meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund, except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the fund will continue indefinitely.

                               INVESTMENT RESULTS

     The fund's yield is 1.71% based on a 30-day (or one month) period ended March 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

  Where: a = dividends and interest earned during the period.

   b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d = the maximum offering price per share on the last day of the period.

     The fund's average annual total return for the one year, five year and ten year periods as of March 31, 1996 were +12.98%, +11.56% and +13.44%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

     The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.

     The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

     The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

     The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

     The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing and fuels, transportation, and other goods and services that people buy for day-to-day living).

     The investment results set forth below were calculated as described in the fund's Prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages 9 growth and growth & income common stock funds that are at least 10 years old. In the rolling 10-year periods during which these funds were managed by Capital Research and Management Company since January 1, 1966 ( 121 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 121 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                      EUPAC vs. Various Unmanaged Indices

Period                                                       MSCI

4/1 - 3/31                    EUPAC        S&P 500/1/         EAFE/2/

     1986   -    1996       252.9%       268.5%             192.5%
     1984*  -    1996       475.3%       506.0%             462.4%


/1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an arithmetical average, weighted by market value, of the more than 1,000 securities listed on the stock exchanges of Europe, Australia, New Zealand and the Far East.

* From inception on April 16, 1984.

                      ___________________________________


If you are considering EUPAC for an Individual Retirement Account . . . Here's how much you would have if you had invested $2,000 a year in the fund:

1 Year                    5 Years            10 Years              Lifetime
(4/1/95 - 3/31/96)        (4/1/91 - 3/31/96)   (4/1/86 - 3/31/96)    (4/16/84 - 3/31/96)

$2,260                    $13,957            $39,725               $61,314

                      ___________________________________


See the difference time can make in an investment program...

If you had invested                             ...and taken all distributions
$10,000 in EUPAC                                in shares, your investment
this many years ago...                          would have been worth this
                                                much at March 31, 1996

                               Periods
Number of Years                4/1  -  3/31     Value


1                              1995-1996        $ 11,298

2                              1994-1996        11,375

3                              1993-1996        14,364

4                              1992-1996        15,468

5                              1991-1996        17,280

6                              1990-1996        18,850

7                              1989-1996        22,057

8                              1988-1996        25,298

9                              1987-1996        27,352

10                             1986-1996        35,286

11                             1985-1996        45,476

Lifetime*                      1984             57,533
                               -
                               1996


(*  from inception on April 16, 1984)


___________________________________

Illustration of a $10,000 investment in EUPAC with dividends reinvested (For the lifetime of the fund April 16, 1984 through March 31, 1996)


                             COST OF SHARES                                            VALUE OF SHARES

Fiscal                                         Total            From             From               From
Year End       Annual            Dividends     Investment       Initial          Capital Gains      Dividends   Total
March 31       Dividends         (cumulative)  Cost             Investment       Reinvested         Reinvested   Value


1985*          $69               $     69      $ 10,069         $ 9,876          $    --            $  72      $  9,948

1986           35                104           10,104           15,206           --                    162     15,368

1987           118               222           10,222           18,489           1,006              332        19,827

1988           491               713           10,713           17,370           3,213              854        21,437

1989           316               1,029         11,029           18,379           4,969              1,238      24,586

1990           527               1,556         11,556           19,760           7,128              1,874      28,762

1991           656               2,212         12,212           20,845           7,883              2,653      31,381

1992           611               2,823         12,823           22,857           8,645              3,555      35,057

1993           538               3,361         13,361           24,238           9,167              4,349      37,754

1994           515               3,876         13,876           30,151           11,557             5,962      47,670

1995           716               4,592         14,592           28,695           12,927             6,385      48,007

1996           1,132             5,724         15,724           33,352           15,547             8,634      57,533


The dollar amount of capital gain distributions during the period was $9,081

(*  from inception on April 16, 1984)

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."
"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


EuroPacific Growth Fund
Investment Portfolio March 31, 1996


Industry Diversification

 8.95% Telecommunications
 7.26% Banking
 6.30% Broadcasting & Publishing
 4.61% Automobiles
 4.47% Health & Personal Care
55.01% Other Industries
13.40% Bonds, Cash and Equivalents


                             Percent
Largest Individual           of Net
Holdings                     Assets

Astra                        2.37%
Mannesmann                   2.13
Internationale Nederlanden
  Groep NV (ING)             1.84
News Corp.                   1.47
ASEA/BBC Brown Boveri        1.44
Australia and New Zealand
  Banking Group              1.43
Volvo                        1.30
Ciba-Geigy                   1.25
Nestle                       1.17
Hutchison Whampoa            1.04

EQUITY-TYPE SECURITIES

(common and preferred stocks and convertible

 debentures)

                                                              Shares or          Market           Percent

                                                              Principal          Value            of Net

                                                              Amount             (Millions)       Assets

Telecommunications- 8.95%

Telecom Corp. of New Zealand Ltd. (New Zealand)               19,091,200         $ 85.795

Telecom Corp. of New Zealand Ltd./1/                          6,740,000          30.289

Telecom Corp. of New Zealand Ltd. (American

 Depositary Receipts)                                         31,800             2.278            .96%

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts) (Mexico)                      2,950,000          96.981

Telefonos de Mexico, SA de CV, Class L                        9,612,500          15.970           .91

Telecomunicacoes Brasileiras SA, preferred

 nominative (American Depositary Receipts) (Brazil)           2,123,114          105.625          .86

Telecom Italia Mobile SpA (Italy)                             55,430,000         100.595

Telecom Italia Mobile SpA, savings shares                     4,320,000          4.712            .85

Koninklijke PTT Nederland NV (Netherlands)                    2,471,900          97.272           .79

Nippon Telegraph and Telephone Corp. (Japan)                  11,334             82.810           .67

Hong Kong Telecommunications Ltd. (Hong Kong)                 40,952,833         81.810           .66

Tele Danmark AS, Class B (Denmark)                            1,000,000          52.110

Tele Danmark AS, Class B (American

 Depositary Receipts)                                         1,050,400          27.179           .64

Telefonica de Espana, SA (Spain)                              3,068,800          48.715

Telefonica de Espana, SA (American

 Depositary Receipts)                                         153,000            7.267            .45

Philippine Long Distance Telephone Co.

 (American Depositary Receipts) (Philippines)                 426,250            22.698

Philippine Long Distance Telephone Co.,

 convertible preferred shares, Series III (Global

 Depositary Receipts)                                         400,000            20.700

Philippine Long Distance Telephone Co., convertible

 preferred shares, Series II (Global Depositary

 Receipts)/1/                                                 220,000            6.710            .41

Telecom Italia SpA (Italy)                                    23,957,300         37.925

Telecom Italia SpA, savings shares                            3,600,000          5.053            .35

Mahanagar Telephone Nigam Ltd. (India)                        7,600,000          40.354           .33

Vodafone Group PLC (American Depositary Receipts)

 (United Kingdom)                                             470,000            17.625

Vodafone Group PLC                                            2,548,700          9.432            .22

Perusahaan Perseroan (Persero) PT Indonesian

 Satellite Corp.  (American Depositary Receipts)

 (Indonesia)                                                  715,500            24.416

Perusahaan Perseroan (Persero) PT

 Indonesian Satellite Corp.                                   400,000            1.373            .21

Korea Mobile Telecommunications Corp. (South Korea)           15,865             19.471           .16

DDI Corp. (Japan)                                             2,400              18.275           .15

STET-Societa Finanziaria Telefonica p.a.,

 nonconvertible savings shares (Italy)                        2,750,000          5.514

STET-Societa Finanziaria Telefonica p.a.                      1,835,000          5.100            .09

Telecom Argentina STET-France Telecom SA, Class B

 (American Depositary Receipts) (Argentina)                   188,900            7.839

Telecom Argentina STET-France Telecom SA, Class B             590,000            2.467            .08

BCE Mobile Communications Inc. (Canada)/2/                    305,000            9.986            .08

Kokusai Denshin Denwa Co., Ltd. (Japan)                       70,300             6.496            .05

Pakistan Telecommunication Corp. (Global Depositary

 Receipts)(Pakistan)/1/ /2/                                   25,000             2.400            .02

Rogers Cantel Mobile Communications Inc., Class B             50,000             1.200            .01

 (Canada)/2/



Banking- 7.26%

Australia and New Zealand Banking Group Ltd.

 (Australia)                                                  36,798,675         175.955          1.43

Svenska Handelsbanken Group, Class A (Sweden)                 5,457,300          105.979          .86

Westpac Banking Corp. (Australia)                             20,955,130         98.561           .80

ABN AMRO Holding NV (Netherlands)                             1,905,402          94.820           .77

Banco de Santander, SA (Spain)                                1,666,800          79.378

Banco de Santander, SA (American Depositary                   308,200            14.562           .76
Receipts)

Royal Bank of Canada (Canada)                                 2,900,000          67.819           .55

HSBC Holdings PLC (United Kingdom)                            3,610,000          54.145           .44

Banco Popular Espanol, SA (Spain)                             245,000            42.327           .34

National Australia Bank Ltd. (Australia)                      4,152,195          36.983           .30

MBL International Finance, 3.00% convertible

 debentures 2002(Bermuda)                                     $25,200,000        27.720           .23

Grupo Financiero Banamex Accival, SA de CV,

 Class B (Mexico)/2/                                          9,530,000          20.425

Grupo Financiero Banamex Accival, SA de CV,

 Class L /2/                                                  1,865,900          3.577            .19

Bank of Montreal (Canada)                                     865,000            20.150           .16

Bangkok Bank Public Co. Ltd., 3.25% convertible

 debentures 2004(Thailand)                                    $10,000,000        11.550

Bangkok Bank Public Co. Ltd.                                  600,000            8.081            .16

Korea First Bank (South Korea)/2/                             2,010,000          17.756           .14

Safra Republic Holdings SA (Luxembourg)                       68,000             7.378            .06

Shinhan Bank (South Korea)                                    204,473            4.862            .04

Merita Ltd., Class A (Finland)/2/                             1,711,233          4.030            .03



Broadcasting & Publishing- 6.30%

News Corp. Ltd. (American Depositary Receipts)

 (Australia)                                                  3,958,200          91.039

News Corp. Ltd.                                               7,944,474          46.490

News Corp. Ltd., preferred shares (American

 Depositary Receipts)                                         1,181,600          23.927

News Corp. Ltd., preferred shares                             4,006,153          20.345           1.47

Mediaset (Italy)/1/ /3/                                       2,021,818          71.009           .58

CANAL+ (France)                                               292,175            68.399           .56

Elsevier NV (Netherlands)                                     1,725,000          26.421

Reed International PLC (United Kingdom)                       1,155,634          19.531           .37

Soft Bank Corp. (Japan)                                       244,720            49.845           .40

Grupo Televisa, SA (American Depositary

 Receipts) (Mexico)/2/                                        1,791,800          44.571           .36

Television Broadcasts Ltd. (Hong Kong)                        11,467,000         42.182           .34

Wolters Kluwer NV (Netherlands)                               360,579            39.686           .32

Carlton Communications PLC (United Kingdom)                   5,441,250          37.614           .30

Rogers Communications Inc., Class B (Canada)/2/               3,614,800          32.820           .27

Pearson PLC (United Kingdom)                                  3,210,000          32.771           .27

Publishing & Broadcasting Ltd. (PBL) (Australia)              6,508,626          28.477           .23

NV Verenigd Bezit VNU (Netherlands)                           1,670,000          27.803           .23

News International PLC, special

 dividend shares (United Kingdom)                             5,041,200          24.848           .20

Independent Newspapers, PLC (Ireland)                         2,638,272          21.048           .17

Television Francaise /1/ (France)                             165,000            16.887           .14

British Sky Broadcasting Group PLC (American

 Depositary Receipts)(United Kingdom)                         212,900            8.543            .07

TeleWest Communications PLC (American

  Depositary Receipts)(United Kingdom)/2/                     131,000            2.816            .02



Multi-Industry- 4.96%

Hutchison Whampoa Ltd. (Hong Kong)                            20,345,000         128.373          1.04

Orkla AS, Class A (Norway)                                    1,974,000          90.864

Orkla AS, Class B                                             500,000            21.962           .91

Lend Lease Corp. Ltd. (Australia)                             4,253,898          61.553           .50

Jardine Strategic Holdings Ltd. (Singapore -

  Incorporated in Bermuda)                                    12,375,000         39.105

Jardine Strategic Holdings Ltd., 7.50%

 convertible Eurobonds 2049                                   $11,631,000        12.159

Jardine Strategic Holdings Ltd. (American

 Depositary Receipts)                                         300,000            1.838

Jardine Strategic Holdings Ltd., warrants,

 expire 1998 /2/                                              1,375,000          .516             .43

Brierley Investments Ltd. (New Zealand)                       51,086,070         48.698

Brierley Investments Ltd., convertible

 preferred shares                                             2,105,750          1.821            .41

Industriforvaltnings AB Kinnevik, Class B, 10.50%

 convertible debentures 1997 (Sweden)                         SKR66,000,000      20.091

Industriforvaltnings AB Kinnevik, Class B                     443,440            15.294

Industriforvaltnings AB Kinnevik, Class A                     302,260            10.334           .37

Incentive AB, Class B (Sweden)                                350,000            17.740

Incentive AB, Class A                                         289,900            14.694           .26

Hanson PLC (United Kingdom)                                   5,063,694          14.836

Hanson PLC (American Depositary Receipts)                     700,000            10.500           .20

Swire Pacific Ltd., Class A (Hong Kong)                       2,690,000          23.651           .19

Preussag AG (Germany)                                         78,500             21.832           .18

Ayala Corp., Class B (Philippines)                            14,681,000         21.342           .17

Groupe Bruxelles Lambert SA (Belgium)                         147,800            19.054

Groupe Bruxelles Lambert SA, warrants, expire 1998/2/         126,900            1.314            .17

Investor AB, Class B, 8.00% convertible debentures            SKR28,000,000      7.075            .06

 2001 (Sweden)

Chargeurs (France)                                            22,000             5.636            .05

B A T Industries PLC (United Kingdom)                         253,414            1.870            .02



Automobiles- 4.61%

Volvo AB, Class B (Sweden)                                    6,865,600          160.096          1.30

Toyota Motor Corp. (Japan)                                    4,890,000          107.824          .87

Bayerische Motoren Werke AG (Germany)                         169,481            88.587

Bayerische Motoren Werke AG, preferred shares                 43,636             16.201           .85

Suzuki Motor Corp. (Japan)                                    5,645,000          69.620           .56

Daimler-Benz AG (Germany)                                     112,115            60.995           .50

Regie Nationale des Usines Renault SA (France)                1,208,700          35.069           .28

Peugeot SA (France)                                           200,000            30.525           .25



Health & Personal Care- 4.47%

AB Astra, Class A (Sweden)                                    5,140,000          238.559

AB Astra, Class B                                             1,150,000          53.029           2.37

Sandoz Ltd. (Switzerland)                                     104,000            121.916          .99

Glaxo Wellcome PLC (United Kingdom)                           2,185,000          27.375

Glaxo Wellcome PLC (American Depositary Receipts)             450,000            11.306           .31

Teva Pharmaceutical Industries Ltd. (American

 Depositary Receipts) (Israel)                                800,000            30.800           .25

SmithKline Beecham PLC (American Depositary

  Receipts) (United Kingdom)                                  500,000            25.750           .21

Wella AG, preferred shares (Germany)                          46,587             22.407           .18

Banyu Pharmaceutical Co., Ltd. (Japan)                        806,000            10.467           .09

Sankyo Co., Ltd. (Japan)                                      397,000            9.088            .07



Insurance- 4.41%

Internationale Nederlanden Groep NV (Netherlands)             2,410,492          175.117

Internationale Nederlanden Groep NV, warrants,

 expire 2001 /2/                                              11,600,000         51.897           1.84

Munchener Ruckversicherungs-Gesellschaft,

 registered shares(Germany)                                   19,433             40.485

Munchener Ruckversicherungs-Gesellschaft                      3,000              5.285

Munchener Ruckversicherungs-Gesellschaft,

  registered shares, warrants, expire 1998 /2/                5,053              .705             .38

Corporacion Mapfre, CIR, SA (Spain)                           757,223            38.807

Corporacion Mapfre, CIR, SA, 8.50% convertible

 debentures 1999 /3/                                          ESP427,770,00      3.447            .34
                                                              0

Yasuda Fire and Marine Insurance Co., Ltd. (Japan)            5,223,000          38.893           .32

Irish Life PLC (Ireland)                                      7,412,864          30.105           .24

PartnerRE Holdings Ltd. (Incorporated in Bermuda)             1,001,900          29.807           .24

Union de Assurances Federales (France)                        210,000            26.459           .22

Istituto Nazionale delle Assicurazioni SpA (Italy)            19,320,500         26.378           .21

GIO Australia Holdings Ltd. (Australia)                       10,106,056         22.503           .18

CKAG Colonia Konzern AG (Germany)                             28,488             21.424

CKAG Colonia Konzern AG, preferred shares                     1,553              .942             .18

Baloise Holding (Switzerland)                                 8,600              18.645           .15

Sampo Insurance Co. Ltd., Class A (Finland)                   146,500            8.229            .07

Chiyoda Fire & Marine Insurance Co., Ltd. (Japan)             750,000            4.555            .04



Electrical & Electronic- 3.56%

ASEA AB, Class B (Sweden)                                     504,300            52.029

ASEA AB, Class A                                              400,000            41.569

ASEA AB, Class B (American Depositary Receipts)               240,000            24.780

BBC Brown Boveri Ltd, Class A (Switzerland)                   48,874             59.429           1.44

Telefonaktiebolaget LM Ericsson, Class B (Sweden)             3,293,180          72.595

Telefonaktiebolaget LM Ericsson, Class B (American

  Depositary Receipts)                                        660,000            14.107           .70

Nokia Corp., Class K (Finland)                                1,100,000          38.237

Nokia Corp., Class A                                          192,000            6.715            .37

Siemens AG (Germany)                                          60,000             33.028           .27

Makita Corp. (Japan)                                          2,016,000          30.326           .25

Northern Telecom Ltd. (Canada)                                500,000            23.875           .19

Johnson Electric Holdings Ltd. (Hong Kong -

  Incorporated in Bermuda)                                    6,916,800          14.041           .11

Tokyo Electron Ltd. (Japan)                                   377,000            12.857           .10

LG Electronics Inc. (South Korea)                             300,000            8.169            .07

Hitachi, Ltd. (Japan)                                         810,000            7.871            .06



Machinery & Engineering- 3.51%

Mannesmann AG (Germany)                                       720,512            262.626          2.13

VA Technologie AG (Austria)                                   437,500            53.969           .44

Kawasaki Heavy Industries, Ltd. (Japan)                       9,945,000          50.733           .41

Atlas Copco AB, Class A (Sweden)                              2,640,000          47.507           .39

Mitsubishi Heavy Industries Ltd. (Japan)                      1,753,000          15.134           .12

Sidel SA (France)                                             9,020              2.305            .02



Utilities: Electric & Gas- 3.37%

Korea Electric Power Corp. (South Korea)                      1,348,300          56.254

Korea Electric Power Corp. (American Depositary

 Receipts)                                                    740,000            17.020           .59

Hongkong Electric Holdings Ltd. (Hong Kong)                   14,481,500         47.092           .38

PowerGen PLC (United Kingdom)                                 5,400,000          43.962           .36

Consolidated Electric Power Asia Ltd. (Hong

 Kong - Incorporated in Bermuda)                              24,059,312         39.819

Consolidated Electric Power Asia Ltd. (American

 Depositary Receipts)/1/                                      231,000            3.823            .35

National Power PLC (United Kingdom)                           5,350,000          38.126           .31

Edison SpA (Italy)                                            7,150,000          35.896           .29

Centrais Eletricas Brasileiras SA, preferred

 nominative (American Depositary Receipts) (Brazil)/2/        1,194,000          15.522

Centrais Eletricas Brasileiras SA, ordinary

 nominative (American Depositary Receipts)/2/                 982,000            12.766           .23

Hong Kong and China Gas Co. Ltd. (Hong Kong)                  11,719,080         23.108           .19

China Light & Power Co., Ltd. (Hong Kong)                     5,000,000          22.563           .18

Huaneng Power International, Inc., Class N

 (American Depositary Receipts) (People's

 Republic of China)/2/                                        925,000            15.841           .13

Scottish Power PLC (United Kingdom)                           3,000,000          15.817           .13

CESP - Companhia Energetica de Sao Paulo, preferred

 nominative (American Depositary Receipts)

 (Brazil)/2/                                                  723,420            7.234

CESP - Companhia Energetica de Sao Paulo,

 ordinary nominative /2/                                      202,192,000        5.466

CESP - Companhia Energetica de Sao Paulo,

 preferred nominative (American Depositary

 Receipts)/1/ /2/                                             83,664             .837             .11

Ceske Energeticke Zavody, AS (Czech Republic)/2/              245,000            9.248            .08

Manila Electric Co., Class B (Philippines)                    598,788            5.291            .04



Food & Household Products- 2.99%

Nestle SA (Switzerland)                                       128,225            144.603          1.17

Groupe Danone (France)                                        518,000            79.471           .65

Reckitt & Colman PLC (United Kingdom)                         7,675,000          77.944           .63

NV Verenigde Bedrijven Nutricia (Netherlands)                 380,000            38.074           .31

PT Indofood Sukses Makmur (Indonesia)                         5,566,000          26.020           .21

Universal Robina Corp. (Philippines)                          6,000,000          2.926            .02



Energy Sources- 2.83%

Royal Dutch Petroleum Co. (Netherlands)                       550,000            77.915

Royal Dutch Petroleum Co. (New York

 Registered Shares)                                           115,000            16.244

'Shell' Transport and Trading Co., PLC (New

  York Registered Shares) (United Kingdom)                    135,000            10.834           .85

TOTAL, Class B (France)                                       972,347            65.699

TOTAL, Class B (American Depositary Receipts)                 910,827            30.968           .78

Repsol SA (Spain)                                             950,000            35.826

Repsol SA (American Depositary Receipts)                      500,000            18.687           .44

Petrofina SA (Belgium)                                        154,900            43.513           .35

YPF SA, Class D (American Depositary

 Receipts)(Argentina)                                         967,000            19.461           .16

Broken Hill Proprietary Co. Ltd. (Australia)                  1,083,047          15.417           .13

Engen Ltd. (South Africa)                                     770,000            5.450            .05

Sasol Ltd. (South Africa)                                     413,917            4.038            .03

Petron Corp. (Philippines)                                    8,475,000          3.647            .03

Fletcher Challenge Energy Division (New Zealand)              814,725            1.742            .01



Beverages & Tobacco- 2.70%

Coca-Cola Amatil Ltd. (Australia)                             10,174,157         102.384          .83

Seagram Co. Ltd. (Canada)                                     1,700,000          55.038           .45

LVMH Moet Hennessy Louis Vuitton (France)                     170,000            43.176           .35

Panamerican Beverages, Inc., Class A (Mexico)                 834,100            33.677           .27

San Miguel Corp., Class B (Philippines)                       9,122,000          30.709           .25

PT Hanjaya Mandala Sampoerna (Indonesia)                      2,265,000          23.672           .19

Lion Nathan Ltd. (New Zealand)                                8,300,400          20.459           .17

South African Breweries Ltd. (South Africa)                   450,000            14.255           .11

Heineken Holding NV, Class A (Netherlands)                    49,093             9.659            .08



Business & Public Services- 2.57%

Mai PLC (United Kingdom)                                      6,000,000          35.937           .29

Quebecor Printing Inc. (Canada)                               1,792,000          32.211           .26

United Utilities PLC (United Kingdom)                         3,371,427          31.769           .26

Reuters Holdings PLC (United Kingdom)                         2,866,700          31.103           .25

NTT Data Communication Systems Corp. (Japan)                  895                27.261           .22

Hyder PLC (United Kingdom)                                    2,350,000          27.021           .22

Thames Water PLC (United Kingdom)                             3,039,925          26.651           .22

Havas SA (France)                                             300,000            25.451           .21

Autopistas, Concesionaria Espanola, SA (Spain)                1,800,000          18.276           .15

Waste Management International PLC (American

 Depositary Receipts)(United Kingdom)/2/                      1,635,000          16.146           .13

Secom Co., Ltd. (Japan)                                       220,000            14.368           .12

Eurotunnel SA, units, comprised of one share of

 Eurotunnel SA ordinary and one share of

 Eurotunnel PLC ordinary (France)/2/                          13,741,006         13.544           .11

BAA PLC (United Kingdom)                                      1,520,000          12.410           .10

SAP AG, preferred shares (Germany)                            30,000             4.321            .03



Chemicals- 2.27%

Ciba-Geigy Ltd. (Switzerland)                                 123,500            154.531          1.25

AGA AB, Class B (Sweden)                                      3,430,000          50.921

AGA AB, Class A                                               108,700            1.638            .43

L'Air Liquide (France)                                        174,371            31.776           .26

Akzo Nobel NV (Netherlands)                                   150,000            16.682           .14

Sumitomo Chemical Co., Ltd. (Japan)                           2,358,000          12.117           .10

DSM NV (Netherlands)                                          123,306            11.705           .09



Merchandising- 1.94%

H & M Hennes & Mauritz AB, Class B (Sweden)                   967,150            68.890           .56

Tesco PLC (United Kingdom)                                    9,500,000          38.634           .31

Amway Japan Ltd. (American Depositary

 Receipts) (Japan)                                            715,000            17.786

Amway Japan Ltd.                                              335,000            16.902           .28

Ito-Yokado Co., Ltd. (Japan)                                  534,000            31.682           .26

Cifra, SA de CV, Class A (Mexico)                             9,395,000          12.682

Cifra, SA de CV, Class C                                      8,067,200          10.610

Cifra, SA de CV, Class B                                      1,076,400          1.430            .20

Woolworths Ltd. (Australia)                                   9,393,675          22.458           .18

WHSmith Group PLC (United Kingdom)                            1,500,000          10.186           .08

Delhaize 'Le Lion' SA (Belgium)                               150,000            6.360            .05

Chain Store Okuwa Co., Ltd. (Japan)                           148,000            1.936            .02



Industrial Components- 1.90%

Compagnie Generale des Etablissements Michelin,

 Class B (France)                                             1,394,000          66.487

Compagnie Generale des Etablissements

 Michelin, convertible preferred shares                       56,266             3.198            .56

Calsonic Corp. (Japan)                                        3,985,000          31.275           .25

Morgan Crucible Co. PLC (United Kingdom)                      3,346,966          20.864           .17

MINEBEA Co., Ltd. (Japan)                                     2,078,000          17.765           .14

Bridgestone Corp. (Japan)                                     1,000,000          16.724           .14

Valeo (France)                                                309,061            16.430           .13

Nikon Corp. (Japan)                                           1,260,000          15.422           .13

Continental AG (Germany)                                      875,000            15.407           .12

Sumitomo Electric Industries, Ltd. (Japan)                    710,000            9.552            .08

BICC PLC (United Kingdom)                                     1,500,000          7.668            .06

Magna International Inc., Class A (Canada)                    150,600            6.946            .06

Autoliv AB (American Depositary Receipts) (Sweden)/1/         70,000             3.580            .03

Orbital Engine Corp. Ltd. (Australia)/2/                      5,039,242          3.150

Orbital Engine Corp. Ltd. (American Depositary

 Receipts)/2/                                                 43,573             .251             .03



Metals: Nonferrous- 1.87%

Pechiney, Class A (France)                                    1,474,785          61.694           .50

Cominco Ltd. (Canada)                                         2,325,000          55.219           .45

WMC Ltd. (Australia)                                          8,178,192          54.056           .44

Outokumpu Oy, Class A (Finland)                               2,120,000          35.861           .29

Teck Corp., Class B (Canada)                                  740,000            16.152           .13

Inco Ltd. (Canada)                                            260,000            8.223            .06



Recreation & Other Consumer Products- 1.75%

Nintendo Co., Ltd. (Japan)                                    1,783,300          113.966          .92

THORN EMI PLC (United Kingdom)                                3,157,535          81.118           .66

PolyGram NV (New York Registered Shares)

 (Netherlands)                                                350,000            21.087           .17



Forest Products & Paper- 1.33%

Kymmene Corp. (Finland)                                       1,150,000          32.173

Kymmene Corp., 8.25% convertible debentures 2043              FIM40,000,000      9.506            .34

Stora Kopparbergs Bergslags AB, Class B (Sweden)              2,300,000          29.489           .24

Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)          1,400,000          26.837           .22

AssiDoman AB (Sweden)                                         828,000            18.563           .15

Carter Holt Harvey Ltd. (New Zealand)                         8,224,336          18.144           .15

Repola Ltd. (Finland)                                         690,000            13.789           .11

MAYR-MELNHOF Karton AG (Austria)/2/                           160,000            7.012            .06

Sappi BVI Finance Ltd., 7.50% convertible debentures

 2002 (South Africa)/1/                                       $6,000,000         5.670            .04

Fletcher Challenge Paper Division (New Zealand)/2/            1,629,450          3.040            .02



Appliances & Household Durables- 1.22%

AB Electrolux, Class B (Sweden)                               1,110,000          54.347           .44

Sony Corp. (Japan)                                            843,000            50.330           .41

SANYO Electric Co., Ltd. (Japan)                              3,625,000          21.676           .18

Philips Electronics NV (Netherlands)                          560,000            20.376           .16

Leifheit AG (Germany)                                         76,650             3.178            .03

Samsung Electronics Co., Ltd. (Global Depositary

 Receipts) (South Korea)/1/                                   1,239              .073             .00



Electronic Components- 1.08%

Kyocera Corp. (Japan)                                         1,233,000          83.636           .68

Murata Manufacturing Co., Ltd. (Japan)                        1,245,000          42.807           .34

Nichicon Corp. (Japan)                                        550,000            7.194            .06



Real Estate- 0.86%

Sun Hung Kai Properties Ltd. (Hong Kong)                      6,250,000          55.962           .45

Hysan Development Co. Ltd. (Hong Kong)                        7,550,000          24.357           .20

Mitsui Fudosan Co., Ltd. (Japan)                              1,480,000          19.221           .15

C&P Homes, Inc. (Philippines)                                 9,137,000          6.903            .06



Miscellaneous Materials & Commodities- 0.70%

Compagnie de Saint-Gobain (France)                            317,409            41.253           .33

English China Clays PLC (United Kingdom)                      6,144,300          27.800           .23

SGL Carbon AG (Germany)                                       183,000            17.482           .14



Aerospace & Military Technology- 0.69%

Bombardier Inc., Class B (Canada)                             4,285,500          63.276           .51

Rolls-Royce PLC (United Kingdom)                              6,694,781          22.016           .18



Building Materials & Components- 0.58%

Holderbank Financiere Glaris Ltd. (Switzerland)               58,938             44.476           .36

CEMEX, SA de CV, ordinary participation

 certificates (Mexico)                                        2,686,000          9.600

CEMEX, SA de CV, Class B                                      2,210,625          8.505

CEMEX, SA de CV, Class A                                      1,793,075          6.421            .20

Fletcher Challenge Building Division (New Zealand)/2/         814,725            2.003            .02



Wholesale & International Trade- 0.49%

ITOCHU Corp. (Japan)                                          4,067,000          28.499           .23

Mitsubishi Corp. (Japan)                                      1,947,000          25.467           .21

Finning Ltd. (Canada)                                         400,000            6.530            .05



Leisure & Tourism- 0.47%

Euro Disney SCA (France)/2/                                   7,320,000          20.511

Euro Disney SCA, warrants, expire 2004 /2/                    1,100,000          .400             .17

Granada Group PLC (United Kingdom)                            1,602,281          18.338           .15

Mandarin Oriental International Ltd. (Singapore -

 Incorporated in Bermuda)                                     10,420,065         13.129           .11

Rank Organisation PLC (United Kingdom)                        700,000            5.176            .04



Transportation: Airlines- 0.44%

British Airways PLC (American Depositary Receipts)

 (United Kingdom)                                             354,400            29.061

British Airways PLC                                           1,056,000          8.637            .31

Singapore Airlines Ltd. (Singapore)                           1,124,000          11.655           .09

Swissair Schweizerische Luftverkehr AG                        4,700              4.937            .04
(Switzerland)/2/



Gold Mines- 0.41%

Ashanti Goldfields Co. Ltd. (Global Depositary

 Receipts) (Ghana)                                            1,116,900          27.923

Ashanti Goldfields Co. Ltd., 5.50% convertible

 debentures 2003                                              $16,834,000        17.339

Ashanti Goldfields Co. Ltd. (Global Depositary

Receipts)/1/                                                  210,000            5.250            .41



Transportation: Shipping- 0.38%

Nippon Yusen KK (Japan)                                       4,270,000          24.296           .20

Stolt-Nielsen SA, Class B (American Depositary

 Receipts)(Incorporated in Luxembourg)                        632,000            11.297           .09

Bergesen D.Y. AS, Class B (Norway)                            650,000            10.954           .09



Transportation: Rail & Road- 0.31%

TNT Ltd. (Australia)/2/                                       19,550,000         24.134           .20

Canadian National Railway System (Canada)                     400,000            6.900            .06

Nippon Konpo Unyu Soko Co., Ltd. (Japan)                      775,000            6.582            .05



Metals: Steel- 0.21%

Pohang Iron & Steel Co., Ltd. (American Depositary

 Receipts)(South Korea)                                       526,800            12.775

Pohang Iron & Steel Co., Ltd.                                 7,870              .661             .11

Thyssen AG (Germany)                                          50,000             9.068            .07

Acerinox, SA (Spain)                                          31,460             3.549            .03



Financial Services - 0.14%

ORIX Corp. (Japan)                                            250,500            9.479            .08

Acom Co., Ltd. (Japan)                                        210,000            8.103            .06



Data Processing & Reproduction- 0.10%

Riso Kagaku Corp. (Japan)                                     70,000             5.984            .05

Olivetti SpA (Italy)/2/                                       11,250,000         5.747            .05



Construction & Housing- 0.06%

Kinden Corp. (Japan)                                          369,600            5.732            .05

Sumitomo Forestry Co., Ltd. (Japan)                           90,000             1.379            .01



Electronic Instruments- 0.03%

Barco NV (Belgium)                                            30,000             4.144            .03



Miscellaneous- 4.88%

Other equity-type securities in initial period of

acquisition                                                                      602.005          4.88

                                                                                 -----------      -------
                                                                                                  -



TOTAL EQUITY-TYPE SECURITIES

 (cost: $8,555.464 million)                                                      10,682.362       86.60

                                                                                 -----------      -------
                                                                                                  -



BONDS

                                                              Principal

                                                              Amount

                                                              (Millions)

Argentinean Government- 0.50%

Argentina 6.8125% March 2005 /4/                              $86.000            $62.028          .50%



New Zealand Government- 0.01%

New Zealand 8.00% July 1998                                   NZ$1.500           1.012            .01



Supranational- 0.06%

International Bank for Reconstruction and

 Development 12.50% July 1997                                 NZ$11.000          7.846            .06



                                                                                 -----------      -------
                                                                                                  -

TOTAL BONDS (cost: $49.787 million)                                              70.886           .57

                                                                                 -----------      -------
                                                                                                  -

SHORT-TERM SECURITIES



Corporate Short-Term Notes- 7.28%

Toronto-Dominion Holdings USA Inc. 5.14%-5.36%

 due 4/1-7/1/96                                               $101.250           100.766          .82

General Electric Capital Corp. 5.19%-5.35%

 due 4/29-5/16/96                                             83.600             83.084           .67

National Australia Funding (Delaware) Inc.

 5.205%-5.37% due 4/16-5/14/96                                82.100             81.845           .66

Canada Bills 5.10%-5.25% due 4/16-6/21/96                     67.700             67.147           .54

Ford Motor Credit Co. 5.14%-5.29% due 4/9-5/28/96             65.300             65.169           .53

Ford Credit Europe PLC 5.16%-5.21% due 4/2-4/15/96            65.000             64.925           .53

American Express Credit Corp. 5.15%-5.30%

 due 4/3-5/24/96                                              62.500             62.343           .51

Sandoz Corp. 5.12%-5.33% due 4/12-5/15/96                     53.400             53.134           .43

Daimler-Benz North America Corp. 5.12%-5.26%

 due 4/11-6/21/96                                             53.400             52.835           .43

Canadian Imperial Holdings Inc. 5.105% due 5/2/96             50.000             49.773           .40

Bayerische Vereinsbank AG 5.13%-5.27%

 due 4/10-5/28/96                                             43.500             43.273           .35

Coca-Cola Co. 5.11% due 4/19/96                               35.000             34.905           .28

SmithKline Beecham Corp. 5.16% due 4/8/96                     32.300             32.263           .26

Halifax Building Society 5.10%-5.25% due 4/4-5/7/96           31.200             31.130           .25

ABN AMRO North America Finance Inc. 5.06% due 5/6/96          29.500             29.348           .24

Canadian Wheat Board 5.03%-5.30% due 4/15-5/17/96             28.700             28.573           .23

AT&T Corp. 5.35% due 4/1/96                                   17.925             17.922           .15



Certificates of Deposit- 2.84%

Societe Generale 5.22%-5.45% due 4/3-5/9/96                   89.500             89.500           .73

National Westminster Bank PLC 5.18%-5.33%

 due 4/22-5/21/96                                             86.000             85.999           .70

Commerzbank AG 5.15%-5.36% due 5/20-5/31/96                   70.000             69.988           .57

Credit Suisse 5.19% due 4/9/96                                40.000             40.000           .32

Morgan Guaranty Trust Co. of New York 5.25%

 due 4/11/96                                                  40.000             40.000           .32

Bayerische Landesbank Girozentrale 5.43% due 4/4/96           25.000             25.000           .20



Federal Agency Discount Notes- 2.44%

Federal National Mortgage Assn. 5.00%-5.09%

 due 4/4-5/29/96                                              113.700            113.249          .92

Federal Home Loan Bank 5.00%-5.21% due 5/3-6/10/96            106.275            105.520          .86

Federal Home Loan Mortgage Corp. 5.00%-5.29%

 due 4/22-5/28/96                                             82.190             81.717           .66



                                                                                 -----------      -------
                                                                                                  -

TOTAL SHORT-TERM SECURITIES

 (cost: $1,549.491 million)                                                      1,549.408        12.56

                                                                                 -----------      -------
                                                                                                  -



TOTAL INVESTMENT SECURITIES

 (cost: $10,154.742 million)                                                     12,302.656       99.73

Excess of cash and receivables over payables                                     32.745           .27

                                                                                 -----------      -------
                                                                                                  -

NET ASSETS                                                                       $12,335.401      100.00%

                                                                                 ===========      =======
                                                                                                  =


/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers

/2/ Non-income-producing securities.

/3/ Valued under procedures established by the Board of Trustees.

/4/ Coupon rate may change periodically.


See Notes to Financial Statements


EQUITY-TYPE SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 1995

Acom
AGA
BAA
Banyu Pharmaceutical
BARCO
British Sky Broadcasting Group
Canadian National Railway System
Chargeurs
Engen
Groupe Danone
Grupo Televisa
PT Hanjaya Mandala Sampoerna
HSBC Holdings
Kawasaki Heavy Industries
Kokusai Denshin Denwa
Korea Mobile Telecommunications
LG Electronics
LVMH Moet Hennessy Louis Vuitton
Mahanagar Telephone Nigam
MAI
MBL International Finance
Mediaset
Northern Telecom
NTT Data Communication Systems
NV Verenigde Bedrijven Nutricia
ORIX
PartnerRE Holdings
Pohang Iron & Steel
Publishing & Broadcasting
Royal Bank of Canada
Sasol
Sidel
SmithKline Beecham
Soft Bank
South African Breweries
Stolt-Nielsen
Swissair Schweizerische Luftverkehr
Tokyo Electron
Union des Assurances Federales

EQUITY-TYPE SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 1995

Alusuisse-Lonza Holding
ARBED
PT Bank Internasional Indonesia
British Gas
Cable and Wireless
Cartiere Burgo
Cathay Pacific Airways
Companhia Cervejaria Brahma
CS Holding Group
Deutsche Bank
Eastern Group
ECI Telecom
Elf Gabon
Forte
GEA
Higashi Nihon House
Holdingmaatschappij De Telegraaf
PT Indah Kiat Pulp & Paper
Nihon Dempa Kogyo
NOVA
Philippine National Bank
Pilkington
Poliet
Samsung Co.
Sandvik
Scitex
Sembawang Shipyard
Shun Tak Holdings
Sika Finanz
Telefonica de Argentina
Thai Telephone & Telecommunication
Tolmex


EuroPacific Growth Fund
Financial Statements

Statement of Assets and Liabilities
at March 31, 1996 (dollars in millions)

----------------------------------------------                    -----------        -----------

ASSETS:

Investment securities at market

 (cost: $10,154.742)                                                                 $12,302.656

Cash                                                                                 .909

Receivables for-

 Sales of investments                                             $40.314

 Sales of fund's shares                                           35.548

 Open forward currency contracts                                  1.921

 Dividends and accrued interest                                   35.635             113.418

                                                                  -----------        -----------

                                                                                     12,416.983

LIABILITIES:

Payables for-

 Purchases of investments                                         56.521

 Repurchases of fund's shares                                     15.401

 Management services                                              5.004

 Accrued expenses                                                 4.656              81.582

                                                                  -----------        -----------

NET ASSETS AT MARCH 31, 1996-

 Equivalent to $24.28 per share on

 508,129,481 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                         12,335.401

                                                                                     ===========







Statement of Operations

for the year ended March 31, 1996 (dollars in millions)

----------------------------------------------                    -----------        -----------

INVESTMENT INCOME:

Income:

 Dividends                                                        $197.288

 Interest                                                         117.858            315.146

                                                                  -----------

Expenses:

 Management services fee                                          51.034

 Distribution expenses                                            24.656

 Transfer agent fee                                               11.473

 Reports to shareholders                                          1.121

 Registration statement and prospectus                            1.491

 Postage, stationery and supplies                                 1.564

 Trustees' fees                                                   .147

 Auditing and legal fees                                          .087

 Custodian fee                                                    6.624

 Taxes other than federal income tax                              .182

 Other expenses                                                   .035               98.414

                                                                  -----------        -----------

 Net investment income                                                               216.732

                                                                                     -----------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                    328.434

Net increase in unrealized appreciation on

 investments                                                      1,274.147

Net unrealized appreciation on open

 forward currency contracts                                       7.358              1,281.505

                                                                  -----------        -----------

 Net realized gain and change in unrealized

  appreciation on investments                                                        1,609.939

                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM

 OPERATIONS                                                                          1,826.671

                                                                                     ===========











----------------------------------------------                    -----------        -----------



Statement of Changes in Net Assets                                Year ended March 31

(dollars in millions)                                             1996               1995

----------------------------------------------                    -----------        -----------

OPERATIONS:

Net investment income                                             $216.732           $139.493

Net realized gain on investments                                  328.434            118.330

Net change in unrealized appreciation

 on investments                                                   1,281.505          (240.920)

                                                                  -----------        -----------

 Net increase in net assets

  resulting from operations                                       1,826.671          16.903

                                                                  -----------        -----------



DIVIDENDS AND DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                              (221.348)          (117.777)

Distributions from net realized gain on

 investments                                                      (93.827)           (296.792)

                                                                  -----------        -----------

 Total dividends and distributions                                (315.175)          (414.569)

                                                                  -----------        -----------



CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 186,653,832

 and 182,082,807 shares, respectively                             4,301.025          3,929.930

Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 13,154,617 and 18,345,378 shares,

 respectively                                                     296.950            389.766

Cost of shares repurchased: 102,718,162

 and 82,279,286 shares, respectively                              (2,361.627)        (1,763.865)

                                                                  -----------        -----------



 Net increase in net assets resulting from

  capital share transactions                                      2,236.348          2,555.831

                                                                  -----------        -----------



TOTAL INCREASE IN NET ASSETS                                      3,747.844          2,158.165



NET ASSETS:

Beginning of year                                                 8,587.557          6,429.392

                                                                   ----------        -----------

End of year (including undistributed

 net investment income:  $37.536

 and $40.615, respectively)                                       $12,335.401        $8,587.557

                                                                  ===========        ===========


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the U.S. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $6,624,000 includes $149,000 that was paid by these credits rather than in cash.

     Net realized gains and net unrealized gains of the fund derived in India are subject to certain non-U.S. taxes at a rate of 30%. The fund provides for such non-U.S. taxes on investment income, net realized gains and net unrealized gains.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of March 31, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $2,147,914,000, net of accumulated deferred taxes totaling $1,429,000 on unrealized appreciation of Indian securities, of which $2,467,419,000 related to appreciated securities and $319,505,000 related to depreciated securities. During the year ended March 31, 1996, the fund realized, on a tax basis, a net capital gain of $319,302,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $9,132,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $10,154,742,000 at March 31, 1996.

3. The fee of $51,034,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.465% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.462% of such assets in excess of $10.5 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended March 31, 1996, distribution expenses under the Plan were $24,656,000. As of March 31, 1996, accrued and unpaid distribution expenses were $1,743,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $11,473,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,178,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1996, aggregate amounts deferred and earnings thereon were $154,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1996, accumulated undistributed net realized gain on investments was $242,259,000 and paid-in capital was $9,389,840,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $4,223,394,000 and $1,888,117,000, respectively, during the year ended March 31, 1996.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 1996, such non-U.S. taxes were $22,479,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $4,469,000 for the year ended March 31, 1996.

     The fund reclassified $1,537,000 to undistributed net investment income from undistributed net realized gains and $3,126,000 to undistributed net realized currency gains from undistributed net realized gains for the year ended March 31, 1996.

     The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. At March 31, 1996, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


NON-U.S. CURRENCY SALE CONTRACTS

                             Contract Amount        U.S. Valuation at 3/31/96
                             Non-U.S.               U.S.              Amount              Unrealized
                                                                                          Appreciation

Japanese Yen expiring
7/11/96 to 1/17/97           Y8,446,775,000         $83,050,734       $81,129,363         $1,921,371


-------


Per-Share Data and Ratios /1/

                                                  Year ended March 31
                                                  1996         1995          1994         1993         1992


Net Asset Value, Beginning

 of Year                                          $20.89       $21.95        $17.64       $16.64       $15.18

                                                  -------      ------        -------      -------      -------

 INCOME FROM INVESTMENT

  OPERATIONS:

  Net investment income                           .46          .35           .24          .22          .28

  Net realized and unrealized

   gain (loss) on investments                     3.63         (.19)         4.37         1.04         1.48

                                                  -------      ------        -------      -------      -------

   Total income from investment

    operations                                    4.09         .16           4.61         1.26         1.76

                                                  -------      ------        -------      -------      -------

 LESS DISTRIBUTIONS:

  Dividends from net investment

   income                                         (.49)        (.317)        (.187)       (.222)       (.30)

  Dividends from net realized

   non-U.S. currency gains /2/                    -            (.003)        (.043)       (.038)       -

  Distributions from net

   realized gains                                 (.21)        (.90)         (.07)        -            -

                                                  -------      ------        -------      -------      -------

   Total distributions                            (.70)        (1.22)        (.30)        (.26)        (.30)

                                                  -------      ------        -------      -------      -------

Net Asset Value, End of Year                      $24.28       $20.89        $21.95       $17.64       $16.64

                                                  =======      ======        =======      =======      =======



Total Return /3/                                  19.84%       .71%          26.27%       7.69%        11.71%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                                   $12,335      $8,588        $6,429       $2,992       $1,933

 Ratio of expenses to average

  net assets                                      .95%         .97%          .99%         1.10%        1.24%

 Ratio of net income to average

  net assets                                      2.09%        1.80%         1.13%        1.40%        1.85%

 Portfolio turnover rate                          21.77%       16.02%        21.37%       10.35%       9.65%




/1/ Adjusted to reflect the 100% share dividend effective June 10, 1993.

/2/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/3/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Trust") at March 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Los Angeles, California
April 30, 1996


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


Dividends and Distributions per Share

To Shareholders of       Payment Date             From Net         From Net               From Net
Record                                            Investment       Realized Short-        Realized  Long-
                                                  Income           Term Gains             Term Gains
June 2, 1995             June 5, 1995             $0.07             -                     $0.06
December 15, 1995        December 18, 1995         0.42             -                      0.15



The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 1996 is $0.04351 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1996 UNDER SEPARATE COVER TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.